Exhibit 10.29

Consulting Agreement between the Registrant and Telex, Inc.
dated March 27, 1995.


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                        INDEPENDENT CONTRACTOR AGREEMENT

     THE AGREEMENT is made and entered into as of this ______ day of March, 1995 by and between Debbie Reynolds Hotel & Casino, Inc. ("Client"), with its principal place of business in Las Vegas, Nevada, and Telex, a Nevada trust ("Telex"), an independent contractor, with its place of business at ____________
__________.

                                    RECITALS

     WHEREAS, Client is engaged in the Timeshare, Hotel Industry.

     WHEREAS, Telex is in the business of providing general business consulting services, including strategic business planning services, to companies,

     WHEREAS, in the operation of Client's business, Client is in need of the services which Telex provides and wishes to enter into a business arrangement with Telex to provide such services.

     IN CONSIDERATION of the promises and mutual covenants hereby contained, it is hereby agreed as follows:

                                   AGREEMENTS

1.   Terms of Contract

     This Agreement will become effective on March 27, 1995 and will continue in effect for a period of six (6) months, unless earlier terminated pursuant to
Section 5 of this Agreement,

2.   Services to be Performed by Contractor

     2.1 Specific Services Telex agrees to provide general business consulting services, including strategic business planning services, to Client.

     2.2 Independent Contractor Status. It is the express intention of the parties that Telex be an independent contractor and not an employee, agent, joint venturer or partner of Client. Client shall have no right to and shall not control the manner or prescribe the method by which Telex performs the above-described services, Telex shall be entirely and solely responsible for its own actions and the actions of its agents, employees or partners while engaged in the performance of services required by this Agreement. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Client and Telex or any employee or agent of Telex. Both parties acknowledge that Telex is not an employee for state or federal income tax purposes and



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Telex specifically agrees that it shall be exclusively liable for the payment of all income taxes, or other state or federal charges, that are due as a result of receipt of any consideration for the performance of service required by this Agreement. Telex agrees that any such consideration is not subject to withholding by the Client for payment of any taxes and Telex directs Client not to withhold any sums for the consideration paid to Telex for the services provided hereunder. Telex shall retain the right to perform services for others during the term of this Agreement,

     2.3 Use of Employees of Contractor. Telex may, at Telex's own expense, use any employees or subcontractors as Telex deems necessary to perform the services required of Telex by this Agreement. Client may not control, direct or supervise Telex's employees or subcontractors in the performance of those services.

     2.4 Expense. Telex shall be responsible for all costs and expenses incident to the performance of services required by this Agreement, including but not limited to, the cost of materials used by Telex, travel, fees, fines, licenses, bonds and taxes required of, or imposed against Telex, and all other of Telex's costs of doing business.

3.   Compensation

     3.1 Stock Client and Telex agree that Telex shall receive 37,777 shares of Client's tradeable common stock to be delivered to Telex after this agreement has been executed.

4.   Obligations of Client.

     4.1  Cooperation.  Client shall comply with all reasonable  requirements of
Telex  and  provide  access  to  all  documents   reasonably  necessary  to  the
performance of Telex's duties under this Agreement.

5.   Termination of Agreement

     5.1 Termination on Notice. Notwithstanding any other provision of this Agreement, either party may terminate this Agreement at any time by giving thirty (30) days written notice to the other party. Unless otherwise terminated as provided in this Agreement, this Agreement will continue in force for a period of six (6) months.

     5.2 Termination on Occurrence of Stated Event. This Agreement will terminate automatically on the occurrence of the following event:

               (a)   bankruptcy or insolvency of either party.


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6.   General Provisions

     6.1 Further Acts. Each party agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions and intent of this Agreement.

     6.2 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and may be amended only by a written instrument signed by the parties affected thereby, or their respective successors or assigns. This Agreement cancels and supersedes all prior agreements, if any, oral or written, among Client and Telex.

     6.3 Severability. If any provision of this Agreement shall be held invalid such invalidity shall not affect the other provisions hereof, and to this extent the provisions of this Agreement are intended to be and shall be deemed severable.

     6.4 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument,

     6.5 Notices. Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid and return receipt requested, to the address of the parties set forth in the first paragraph of this Agreement or at such address as may have been provided in like manner in writing to both of the parties to this Agreement. Any notice that is sent by mail under this Agreement shall be considered received on the date on which it is actually delivered to the premises of the party to whom it is properly addressed, such date to be conclusively evidenced by the date of the return receipt.

     6.6 Governing Law. This Agreement shall be construed in accordance with, and governed by the laws of the State of Nevada.

     6.7 Assignment. No party to this Agreement may assign this Agreement or its right or obligations hereunder without the written consent of the others.

     6.8 Headings. The headings of this Agreement are inserted solely for the convenience of reference and are not part of, and are not intended to govern, limit or aid in the construction of any term or provision hereof

     6.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.



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     6.10 Waiver.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making, the waiver.

     6.11 Acknowledgment Concerning Counsel. Each party acknowledges that it had the opportunity to employ separate and independent counsel of its own choosing in connection with this Agreement.

     6.12 Arbitration. Any controversy, claim, misunderstanding, course of action, matter in question, breach, disagreement, dispute, or other related matter arising out of, or relating to this Agreement, or the relationship between the parties, shall be decided by mandatory binding arbitration before the American Arbitration Association in Las Vegas, Nevada. In such arbitration, the parties shall be entitled to the full discovery rights accorded to litigants under the Laws of Nevada. The prevailing party shall be entitled to recover all costs and expenses incurred, including its reasonable attorney's fees, related costs, and any advanced arbitration expenses.

     6.13 Indemnification. Telex and its principles, will indemnify and hold harmless Client and its officers, directors, agents and employees against any and all losses, or liabilities, including reasonable attorneys fees and costs and expenses, which may be incurred by Client as a result of statements made by Telex which are inaccurate or misleading or the failure by Telex to state facts, which are necessary to be stated in order to make statements made not misleading.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above,

                         DEBBIE REYNOLDS HOTEL & CASINO, INC.

                         By:  /S/ Donald Granatstein
                              -------------------------
                         Its: Executive Vice President
                              -------------------------

                         TELEX

                         By:
                              -------------------------

                         Its:
                              -------------------------



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